                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14A-11(c) or Section 240.14a-12

                NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL  FUND
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

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     5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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

                               NOVEMBER 17, 2003

                                IMPORTANT NOTICE

                          TO NUVEEN FUND SHAREHOLDERS

Although we recommend that you read the complete Joint Proxy Statement, for your convenience, we have provided a brief overview of the issues to be voted on.

Q.  WHY AM I RECEIVING THIS JOINT PROXY STATEMENT?

A. Closed-end investment companies listed on a stock exchange, such as your Fund, are required to hold annual meetings to approve the election of Board Members. Your Fund is seeking shareholder approval to elect Board Members to serve on the Board. Please refer to the Joint Proxy Statement for a detailed explanation.

Q.  WHY ARE THESE INDIVIDUALS RECOMMENDED FOR ELECTION TO THE BOARD?

A. Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same Board Members oversees the funds managed by Nuveen Advisory Corp., the investment adviser, and another board cluster comprised of the same Board Members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. The Board of your Fund has proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the Boards of most Nuveen funds.

     Your Board believes that the consolidation of board clusters will have the following advantages:

     - the consolidation will avoid the need to add new Board Members to each board cluster at various later dates to maintain the current size and structure of each board cluster;

     - the consolidation ensures that each fund will gain new Board Members that are already knowledgeable about Nuveen and investment companies in general;

     - the consolidation would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings;

     - reducing such administrative burdens will allow the investment adviser and its personnel to focus more on non-administrative matters; and

     - a single board cluster overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

Q.  HOW DO THE BOARD MEMBERS OF MY FUND SUGGEST THAT I VOTE?

A. After careful consideration, the trustees of your Fund unanimously recommend that you vote "FOR" the nominees for the Board.

Q.  WILL MY VOTE MAKE A DIFFERENCE?

A. Your vote is needed to ensure that the proposal can be acted upon. Additionally, your immediate response will help save on the costs of any future solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund.

Q.  WHO DO I CALL IF I HAVE QUESTIONS?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call your financial advisor or call Nuveen at (800) 257-8787 weekdays from 8:00 a.m. to 6:00 p.m. Central time.

Q.  HOW DO I VOTE MY SHARES?

A. You can vote your shares by completing and signing the enclosed proxy card, and mailing it in the enclosed postage-paid envelope. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer over the internet (www.proxyvote.com) and using the control number on the proxy card.

Q.  WILL ANYONE CONTACT ME?

A. You may receive a call to verify that you received your proxy materials, to answer any questions you may have about the proposal and to encourage you to vote.

NOTICE OF ANNUAL MEETING                                      333 West Wacker Drive
OF SHAREHOLDERS --                                            Chicago, Illinois
NOVEMBER 17, 2003                                             60606
                                                              (800) 257-8787

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY)
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)

October 21, 2003

TO THE SHAREHOLDERS OF THE ABOVE FUNDS:

Notice is hereby given that the Annual Meeting of Shareholders of each of Nuveen California Premium Income Municipal Fund, Nuveen California Dividend Advantage Municipal Fund, Nuveen California Dividend Advantage Municipal Fund 2, Nuveen California Dividend Advantage Municipal Fund 3, Nuveen Insured California Dividend Advantage Municipal Fund, Nuveen Insured California Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Tax-Free Advantage Municipal Fund, Nuveen Insured Florida Premium Income Municipal Fund, Nuveen Florida Investment Quality Municipal Fund, Nuveen Florida Quality Income Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund, Nuveen New Jersey Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Dividend Advantage Municipal Fund, Nuveen Pennsylvania Dividend Advantage Municipal Fund 2, Nuveen Pennsylvania Premium Income Municipal Fund 2 and Nuveen Pennsylvania Investment Quality Municipal Fund, each a Massachusetts business trust, and Nuveen California Municipal Value Fund, Inc., Nuveen California

Performance Plus Municipal Fund, Inc., Nuveen California Municipal Market Opportunity Fund, Inc., Nuveen California Investment Quality Municipal Fund, Inc., Nuveen California Select Quality Municipal Fund, Inc., Nuveen California Quality Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund, Inc., Nuveen Insured California Premium Income Municipal Fund 2, Inc., Nuveen New Jersey Investment Quality Municipal Fund, Inc. and Nuveen New Jersey Premium Income Municipal Fund, Inc., each a Minnesota corporation (individually, a "Fund" and collectively, the "Funds"), will be held in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois, on Monday, November 17, 2003, at 10:00 a.m., Chicago time, for the following purposes and to transact such other business, if any, as may properly come before the Annual Meeting:

MATTERS TO BE VOTED ON BY SHAREHOLDERS:

1. To elect Members to the Board of Directors or Trustees, as applicable (each a "Board" and each Director or Trustee a "Board Member") of each Fund as outlined below:

    a. For each Fund, except Nuveen California Municipal Value Fund, Inc. ("California Value"), to elect twelve (12) Board Members to serve until the next Annual Meeting and until their successors shall have been duly elected and qualified:

          i) ten (10) Board Members to be elected by the holders of common shares and Municipal Auction Rate Cumulative Preferred Shares ("MuniPreferred"), voting together as a single class; and

          ii) two (2) Board Members to be elected by the holders of MuniPreferred only, voting separately as a single class.

    b. For California Value, to elect eight (8) Board Members to a twelve (12) person classified Board to serve for a specified term (for some classes for multiple year terms) or until their successors shall have been duly elected and qualified.

2. To transact such other business as may properly come before the Annual
Meeting.

Shareholders of record at the close of business on September 19, 2003 are entitled to notice of and to vote at the Annual Meeting.

ALL SHAREHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. IN ORDER TO AVOID DELAY AND ADDITIONAL EXPENSE TO YOUR FUND, AND TO ASSURE THAT YOUR SHARES ARE REPRESENTED, PLEASE VOTE AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING. YOU MAY VOTE BY MAIL, TELEPHONE OR OVER THE INTERNET. TO VOTE BY MAIL, PLEASE MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. TO VOTE BY TELEPHONE, PLEASE CALL THE TOLL-FREE NUMBER LOCATED ON YOUR PROXY CARD, ENTER THE CONTROL NUMBER PROVIDED ON YOUR PROXY CARD, AND FOLLOW THE RECORDED INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE. TO VOTE OVER THE INTERNET, GO TO WWW.PROXYVOTE.COM, ENTER THE CONTROL NUMBER PROVIDED ON THE PROXY CARD, AND FOLLOW THE INSTRUCTIONS, USING YOUR PROXY CARD AS A GUIDE.

Jessica R. Droeger
Vice President and Secretary

JOINT PROXY STATEMENT                                         333 West Wacker Drive
                                                              Chicago, Illinois
                                                              60606
                                                              (800) 257-8787

October 21, 2003

NUVEEN CALIFORNIA MUNICIPAL VALUE FUND, INC. (NCA)
NUVEEN CALIFORNIA PERFORMANCE PLUS MUNICIPAL FUND, INC. (NCP)
NUVEEN CALIFORNIA MUNICIPAL MARKET OPPORTUNITY FUND, INC. (NCO) NUVEEN CALIFORNIA INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQC) NUVEEN CALIFORNIA SELECT QUALITY MUNICIPAL FUND, INC. (NVC)
NUVEEN CALIFORNIA QUALITY INCOME MUNICIPAL FUND, INC. (NUC)
NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND, INC. (NPC) NUVEEN INSURED CALIFORNIA PREMIUM INCOME MUNICIPAL FUND 2, INC. (NCL) NUVEEN CALIFORNIA PREMIUM INCOME MUNICIPAL FUND (NCU)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NAC)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVX)
NUVEEN CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND 3 (NZH)
NUVEEN INSURED CALIFORNIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NKL) NUVEEN INSURED CALIFORNIA TAX-FREE ADVANTAGE MUNICIPAL FUND (NKX) NUVEEN INSURED FLORIDA TAX-FREE ADVANTAGE MUNICIPAL FUND (NWF)
NUVEEN INSURED FLORIDA PREMIUM INCOME MUNICIPAL FUND (NFL)
NUVEEN FLORIDA INVESTMENT QUALITY MUNICIPAL FUND (NQF)
NUVEEN FLORIDA QUALITY INCOME MUNICIPAL FUND (NUF)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND (NXJ)
NUVEEN NEW JERSEY DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NUJ)
NUVEEN NEW JERSEY INVESTMENT QUALITY MUNICIPAL FUND, INC. (NQJ) NUVEEN NEW JERSEY PREMIUM INCOME MUNICIPAL FUND, INC. (NNJ)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND (NXM)
NUVEEN PENNSYLVANIA DIVIDEND ADVANTAGE MUNICIPAL FUND 2 (NVY)
NUVEEN PENNSYLVANIA PREMIUM INCOME MUNICIPAL FUND 2 (NPY)
NUVEEN PENNSYLVANIA INVESTMENT QUALITY MUNICIPAL FUND (NQP)

GENERAL INFORMATION

This Joint Proxy Statement is furnished in connection with the solicitation by the Board of Directors or Trustees, as applicable (each a "Board" and collectively, the "Boards," and each Director or Trustee a "Board Member" and collectively, the "Board Members") of each of Nuveen California Premium Income Municipal Fund ("California Premium"), Nuveen California Dividend Advantage Municipal Fund ("California Dividend"), Nuveen California Dividend Advantage Municipal Fund 2 ("California Dividend 2"), Nuveen California Dividend Advantage Municipal Fund 3 ("California Dividend 3"), Nuveen Insured California Dividend Advantage Municipal Fund ("Insured California Dividend"), Nuveen Insured California Tax-Free Advantage Municipal Fund ("Insured California Tax-Free"), Nuveen Insured Florida Tax-Free Advantage Municipal Fund ("Insured Florida Tax-Free"), Nuveen Insured Florida Premium Income Municipal Fund ("Insured Florida Premium"), Nuveen Florida Investment Quality

Municipal Fund ("Florida Investment"), Nuveen Florida Quality Income Municipal Fund ("Florida Quality") (Insured Florida Tax-Free, Insured Florida Premium, Florida Investment and Florida Quality will be referred to collectively as the "Florida Funds"), Nuveen New Jersey Dividend Advantage Municipal Fund ("New Jersey Dividend"), Nuveen New Jersey Dividend Advantage Municipal Fund 2 ("New Jersey Dividend 2"), Nuveen Pennsylvania Dividend Advantage Municipal Fund ("Pennsylvania Dividend"), Nuveen Pennsylvania Dividend Advantage Municipal Fund 2 ("Pennsylvania Dividend 2"), Nuveen Pennsylvania Premium Income Municipal Fund 2 ("Pennsylvania Premium") and Nuveen Pennsylvania Investment Quality Municipal Fund ("Pennsylvania Investment") (Pennsylvania Dividend, Pennsylvania Dividend 2, Pennsylvania Premium and Pennsylvania Investment will be referred to collectively as the "Pennsylvania Funds"), each a Massachusetts business trust (collectively referred to as the "Massachusetts Business Trusts"), and Nuveen California Municipal Value Fund, Inc. ("California Value"), Nuveen California Performance Plus Municipal Fund, Inc. ("California Performance"), Nuveen California Municipal Market Opportunity Fund, Inc. ("California Opportunity"), Nuveen California Investment Quality Municipal Fund, Inc. ("California Investment"), Nuveen California Select Quality Municipal Fund, Inc. ("California Select"), Nuveen California Quality Income Municipal Fund, Inc. ("California Quality"), Nuveen Insured California Premium Income Municipal Fund, Inc. ("Insured California"), Nuveen Insured California Premium Income Municipal Fund 2, Inc. ("Insured California 2") (California Value, California Performance, California Opportunity, California Investment, California Select, California Quality, Insured California, Insured California 2, California Premium, California Dividend, California Dividend 2, California Dividend 3, Insured California Dividend and Insured California Tax-Free will be referred to collectively as the "California Funds"), Nuveen New Jersey Investment Quality Municipal Fund, Inc. ("New Jersey Investment"), and Nuveen New Jersey Premium Income Municipal Fund, Inc. ("New Jersey Premium") (New Jersey Investment, New Jersey Premium, New Jersey Dividend and New Jersey Dividend 2 will be referred to collectively as the "New Jersey Funds"), each a Minnesota corporation (collectively referred to as the "Minnesota Corporations"), (individually, the Massachusetts Business Trusts and Minnesota Corporations are referred to as a "Fund" and collectively as the "Funds"), of proxies to be voted at the Annual Meeting of Shareholders to be held on November 17, 2003 (for each Fund, an "Annual Meeting" and collectively, the "Annual Meetings"), and at any and all adjournments thereof.

On the matters coming before each Annual Meeting as to which a choice has been specified by shareholders on the proxy, the shares will be voted accordingly. If no choice is so specified, the shares will be voted FOR the election of the nominees as listed in this Joint Proxy Statement. Shareholders who execute proxies may revoke them at any time before they are voted by filing with that Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date or by attending the Annual Meeting and voting in person.

This Joint Proxy Statement is first being mailed to shareholders on or about October 21, 2003.

The Board of each Fund has determined that the use of this Joint Proxy Statement for each Annual Meeting is in the best interest of each Fund and its shareholders in light of the similar matters being considered and voted on by the shareholders. Shareholders of each Fund will vote separately on the proposal relating to their Fund, and a vote on a proposal by the shareholders of one Fund will not affect the vote on the proposal by the shareholders of another Fund.

The following table indicates which shareholders are solicited with respect to each matter:

-----------------------------------------------------------------------------------
MATTER                                            COMMON SHARES   MUNIPREFERRED(1)
-----------------------------------------------------------------------------------
 1.a.i) Election of ten (10) Board Members by           X                 X
        all shareholders
-----------------------------------------------------------------------------------
 1.a.ii) Election of two (2) Board Members by          N/A                X
         MuniPreferred only
-----------------------------------------------------------------------------------
 1.b.  Election of eight (8) Board Members for          X                N/A
       California Value by all shareholders
-----------------------------------------------------------------------------------

(1) "MuniPreferred" means "Municipal Auction Rate Cumulative Preferred Shares."

A quorum of shareholders is required to take action at each Annual Meeting. A majority of the shares entitled to vote at each Annual Meeting, represented in person or by proxy, will constitute a quorum of shareholders at that Annual Meeting, except that for the election of the two nominees to be elected by holders of MuniPreferred of each Fund (except California Value), 33 1/3% of the MuniPreferred shares entitled to vote and represented in person or by proxy will constitute a quorum. Votes cast by proxy or in person at each Annual Meeting will be tabulated by the inspectors of election appointed for that Annual Meeting. The inspectors of election will determine whether or not a quorum is present at the Annual Meeting. The inspectors of election will treat abstentions and "broker non-votes" (i.e., shares held by brokers or nominees, typically in "street name," as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) as present for purposes of determining a quorum.

For purposes of determining the approval of the matter submitted for a vote of the shareholders of each Minnesota Corporation, abstentions and broker non-votes will be treated as shares voted against the election of Board Members. For purposes of determining the approval of the matter submitted for a vote of the shareholders of the Massachusetts Business Trusts, abstentions and broker non-votes will have no effect on the election of Board Members. The details of the proposal to be voted on by the shareholders of each Fund and the vote required for approval of the proposal are set forth under the description of the proposal below.

Shares of MuniPreferred held in "street name" as to which voting instructions have not been received from the beneficial owners or persons entitled to vote as of one business day before the Annual Meeting, or, if adjourned, one business day before the day to which the Annual Meeting is adjourned, and that would otherwise be treated as "broker non-votes" may, pursuant to Rule 452 of the New York Stock Exchange, be voted by the broker on each item in the same proportion as the votes cast by all MuniPreferred shareholders as a class who have voted on that item or in the same proportion as the votes cast by all MuniPreferred shareholders of a series who have voted on that item. Rule 452 permits proportionate voting of MuniPreferred with respect to a particular item if, among other things, (i) a minimum of 30% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares with respect to such item and (ii) less than 10% of the shares of MuniPreferred or shares of a series of MuniPreferred outstanding has been voted by the holders of such shares against such item. For the purpose of meeting the 30% test, abstentions will be treated as shares "voted" and, for the purpose of meeting the 10% test, abstentions will not be treated as shares "voted" against the item.

Those persons who were shareholders of record at the close of business on September 19, 2003 will be entitled to one vote for each share held. As of September 19, 2003, the shares of the Funds issued and outstanding were as follows:

------------------------------------------------------------------------------------
                           TICKER
         FUND             SYMBOL*        COMMON SHARES           MUNIPREFERRED
------------------------------------------------------------------------------------
 California Value          (NCA)           25,241,808           N/A
------------------------------------------------------------------------------------
 California Performance    (NCP)           12,965,742           1,800 Series T
                                                                 640 Series W
                                                                1,800 Series F
------------------------------------------------------------------------------------
 California Opportunity    (NCO)            8,154,681           2,200 Series W
                                                                 520 Series F
------------------------------------------------------------------------------------
 California Investment     (NQC)           13,580,232           3,600 Series M
                                                                 880 Series W
------------------------------------------------------------------------------------
 California Select         (NVC)           23,096,654           2,400 Series T
                                                                1,680 Series W
                                                                3,600 Series TH
------------------------------------------------------------------------------------
 California Quality        (NUC)           21,977,428           1,400 Series M
                                                                3,000 Series W
                                                                3,000 Series F
------------------------------------------------------------------------------------
 Insured California        (NPC)            6,441,830           1,800 Series T
------------------------------------------------------------------------------------
 Insured California 2      (NCL)           12,681,101           1,900 Series T
                                                                1,900 Series TH
------------------------------------------------------------------------------------
 California Premium        (NCU)            5,774,216           1,720 Series M
------------------------------------------------------------------------------------
 California Dividend       (NAC)           23,412,013           3,500 Series TH
                                                                3,500 Series F
------------------------------------------------------------------------------------
 California Dividend 2     (NVX)           14,790,660           2,200 Series M
                                                                2,200 Series F
------------------------------------------------------------------------------------
 California Dividend 3     (NZH)           24,112,833           3,740 Series M
                                                                3,740 Series TH
------------------------------------------------------------------------------------
 Insured California        (NKL)           15,259,759
   Dividend                                                     2,360 Series T
                                                                2,360 Series F
------------------------------------------------------------------------------------
 Insured California        (NKX)            5,882,285
   Tax-Free                                                     1,800 Series TH
------------------------------------------------------------------------------------
 Insured Florida           (NWF)            3,879,392
   Tax-Free                                                     1,160 Series W
------------------------------------------------------------------------------------
 Insured Florida           (NFL)           14,340,485
   Premium                                                      1,640 Series W
                                                                2,800 Series TH
------------------------------------------------------------------------------------
 Florida Investment        (NQF)           16,506,165           3,080 Series T
                                                                2,200 Series F
------------------------------------------------------------------------------------

------------------------------------------------------------------------------------
                           TICKER
         FUND             SYMBOL*        COMMON SHARES           MUNIPREFERRED
------------------------------------------------------------------------------------
 Florida Quality           (NUF)           14,251,306           1,700 Series M
                                                                1,700 Series TH
                                                                1,280 Series F
------------------------------------------------------------------------------------
 New Jersey Dividend       (NXJ)            6,548,591           1,920 Series T
------------------------------------------------------------------------------------
 New Jersey Dividend 2     (NUJ)            4,507,765           1,380 Series W
------------------------------------------------------------------------------------
 New Jersey Investment     (NQJ)           20,298,121           3,200 Series M
                                                                2,000 Series TH
                                                                1,280 Series F
------------------------------------------------------------------------------------
 New Jersey Premium        (NNJ)           12,019,997            624 Series T
                                                                1,440 Series W
                                                                1,600 Series TH
------------------------------------------------------------------------------------
 Pennsylvania Dividend     (NXM)            3,298,049           1,000 Series T
------------------------------------------------------------------------------------
 Pennsylvania Dividend     (NVY)            3,723,722
   2                                                            1,140 Series M
------------------------------------------------------------------------------------
 Pennsylvania Premium 2    (NPY)           15,758,819            844 Series M
                                                                2,080 Series TH
                                                                1,800 Series F
------------------------------------------------------------------------------------
 Pennsylvania              (NQP)           16,284,082
   Investment                                                    880 Series T
                                                                2,400 Series W
                                                                2,000 Series TH
------------------------------------------------------------------------------------

* The Common shares of all the Funds are listed on the New York Stock Exchange, except NCU, NVX, NZH, NKL, NKX, NWF, NXJ, NUJ, NXM and NVY, which are traded on the American Stock Exchange.

1. ELECTION OF BOARD MEMBERS OF EACH FUND

GENERAL

Currently, two separate board clusters oversee the funds in the Nuveen family of funds. One board cluster comprised of the same board members oversees the funds managed by Nuveen Advisory Corp. ("NAC" or the "Adviser") and another board cluster comprised of the same board members oversees all but one of the funds managed by Nuveen Institutional Advisory Corp. ("NIAC"). The NAC board cluster and NIAC board cluster currently have a total of seven and five board members, respectively, who are not "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) and who are not affiliated with Nuveen or a fund's investment adviser (the "Independent Board Members") and one board member who is an "interested person."

The Boards of each Fund have proposed to consolidate both board clusters into a single board cluster so that the same individuals serve on the boards of most of the Nuveen funds. All individuals serving on both board clusters are nominated to serve on the combined board.

The following is a list of Board Members under the proposal who are continuing Board Members currently serving on the NAC board cluster and Board Member nominees who are currently serving on the NIAC board cluster:

     CONTINUING BOARD MEMBERS (NAC BOARD CLUSTER):

     Timothy R. Schwertfeger*
     William E. Bennett**
     Robert P. Bremner
     Lawrence H. Brown
     Anne E. Impellizzeri
     Peter R. Sawers
     William J. Schneider
     Judith M. Stockdale

     NEW BOARD MEMBER NOMINEES (NIAC BOARD CLUSTER):

     Jack B. Evans
     William L. Kissick
     Thomas E. Leafstrand
     Sheila W. Wellington

 * Interested person. Mr. Schwertfeger currently serves on both board clusters.

** Mr. Bennett, currently a member of the NIAC board cluster, was appointed to the Board of the NAC funds on July 29, 2003 and is now being nominated for election by shareholders.

In part, the proposal to create a single board is being recommended because of the large number of retirements that will occur over the next few years. Within two years, the aggregate number of Independent Board Members that serve on both board clusters (currently 11) is expected to fall to six, due to a number of retirements because of age and/or tenure limitations for board membership. Combining the boards will avoid the need to add new board members to each board cluster at various later dates to maintain the current size and structure of each board cluster. In addition, combining the boards ensures that each Fund will gain new board members that already are knowledgeable about Nuveen and investment companies in general.

Historically, the two separate board clusters have had separate meetings but often have reviewed similar policy issues, contractual arrangements and other matters. Among other potential efficiencies, the Board of each Fund believes that consolidating the board clusters into one board would reduce the duplication of board materials and reports covering the same issues and would avoid the need for repeated presentation of the same material by the same personnel at different meetings. This would permit the Adviser and its personnel to focus more on non-administrative matters. In addition, a single board overseeing all operations of the Nuveen family of funds will have a better picture of all issues facing shareholders.

At its May 15, 2003 meeting, each board cluster reviewed the compensation paid to Independent Board Members and determined that compensation should be increased because of the expanded responsibilities of the Board Members due to
(a) the increase in the number and types of investment companies overseen by the Board Members and (b) recent additional legal and regulatory requirements. Effective July 1, 2003, for all Nuveen funds overseen, Independent Board Members receive a $65,000 annual retainer plus (a) a fee of

$2,000 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board; (b) a fee of $1,000 per day for attendance in person where such in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required at a special, non-regularly scheduled, board meeting; (c) a fee of $1,000 per day for attendance in person at an audit committee meeting where in-person attendance is required and $500 per day for attendance by telephone or in person where in-person attendance is not required; (d) a fee of $500 per day for attendance in person or by telephone for a meeting of the dividend committee; and (e) a fee of $500 per day for attendance in person at all other committee meetings on a day on which no regularly scheduled Board meeting is held in which in-person attendance is required and $250 per day for attendance by telephone or in person at such meetings where in-person attendance is not required, plus, in each case, expenses incurred in attending such meetings. Compensation to the Independent Board Members is allocated among the Nuveen family of funds based on assets per fund. The Boards do not anticipate any further change in the compensation schedule as a result of the board consolidation.

Prior to July 1, 2003, for all Nuveen funds overseen, the continuing Independent Board Members of the Funds received a $60,000 annual retainer for serving as a board member and a $1,750 fee per day for attendance in person or by telephone at all meetings (including any committee meetings) held on a day on which a regularly scheduled Board meeting was held, a $1,000 fee per day for attendance in person or a $500 fee per day for attendance by telephone at all meetings (including any committee meetings) held on a day on which no regular Board meeting was held, and a $500 fee per day for attendance in person or $250 if by telephone at a meeting of any committee, plus in each case, expenses incurred in attending such meetings.

The proposal to combine boards, which increases the number of Board Members for each Fund, will increase the total compensation paid by each Fund to Board Members. Management, however, believes that such increase in compensation is not material to each Fund and is justified by the benefits to each Fund and its shareholders. Moreover, as the size of the combined board declines due to retirements over the next two years, the total compensation paid by each Fund to Independent Board Members based upon the above schedule will decrease to the extent there will be fewer Board Members to compensate.

At each Fund's Annual Meeting (except California Value), twelve (12) Board Members are nominated to be elected to serve until the next Annual Meeting or until their successors shall have been duly elected and qualified. Under the terms of each Fund's organizational documents (except California Value), under normal circumstances holders of MuniPreferred are entitled to elect two (2) Board Members, and the remaining Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. Pursuant to the organizational documents of California Value, the Board is divided into three classes, with each class being elected to serve a term of three years. This year eight (8) Board Members are to be elected at this Annual Meeting to serve on the Board of California Value (a twelve (12) person classified Board) for a specified term (for some classes for multiple year terms).

A. FOR EACH FUND EXCEPT CALIFORNIA VALUE.

        (i) Ten (10) Board Members are to be elected by holders of common shares and MuniPreferred, voting together as a single class. Board Members Bennett, Bremner, Brown, Evans, Impellizzeri, Kissick, Leafstrand, Sawers, Stockdale and Wellington are nominees for election by all shareholders.

        (ii) Holders of MuniPreferred, each series voting together as a single class, are entitled to elect two (2) of the Board Members. Board Members Schneider and Schwertfeger are nominees for election by holders of MuniPreferred.

B. FOR CALIFORNIA VALUE. The Board of California Value has designated Bremner, Evans, Schneider and Stockdale as Class III Board Members, and as nominees for a term expiring at the Annual Meeting of shareholders in 2006, and until their successors have been duly elected and qualified; Bennett and Leafstrand as Class II Board Members and as nominees for a term expiring at the Annual Meeting of shareholders in 2005, and until their successors have been duly elected and qualified; and Kissick and Wellington as Class I Board Members and as nominees for a term expiring at the Annual Meeting of shareholders in 2004, and until their successors have been duly elected and qualified. The remaining Board Members Brown, Impellizzeri, Sawers and Schwertfeger are current and continuing Board Members. The Board of California Value has designated Brown, Sawers and Schwertfeger as continuing Class I Board Members for a term that expires in 2004 and has designated Impellizzeri as a continuing Class II Board Member for a term that expires in 2005.

FOR THE MINNESOTA CORPORATIONS. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting will be required to elect Board Members of that Fund.

FOR THE MASSACHUSETTS BUSINESS TRUSTS. The affirmative vote of a plurality of the shares present and entitled to vote at the Annual Meeting will be required to elect the Board Members of that Fund.

It is the intention of the persons named in the enclosed proxy to vote the shares represented thereby for the election of the nominees listed below unless the proxy is marked otherwise. Each of the nominees has agreed to serve as a Board Member of each Fund if elected. However, should any nominee become unable or unwilling to accept nomination for election, the proxies will be voted for substitute nominees, if any, designated by that Fund's present Board.

Except for California Value, Insured California Tax-Free, Insured California Dividend, Insured Florida Tax-Free, New Jersey Dividend 2 and Pennsylvania Dividend 2, all of the continuing Board Member nominees were last elected to each Fund's Board at the 2002 annual meeting of shareholders except Mr. Bennett who was appointed to each Fund's Board on July 29, 2003. Board Member Impellizzeri was last elected as a Class II member of the Board for California Value at the 2002 annual meeting of shareholders. Board Members Brown, Sawers and Schwertfeger were last elected as Class I members of the Board for California Value at the 2001 annual meeting of shareholders. Board Members Bremner, Schneider and Stockdale were last elected as Class III members of the Board for California Value at the 2000 annual meeting of shareholders. This is the first Annual Meeting for each of Insured California Tax-Free, Insured California Dividend, Insured Florida Tax-Free, New Jersey Dividend 2 and Pennsylvania Dividend 2 therefore, the continuing Board Member nominees of Insured

California Tax-Free, Insured California Dividend, Insured Florida Tax-Free, New Jersey Dividend 2 and Pennsylvania Dividend 2 were appointed and not elected.

Other than Mr. Schwertfeger, none of the Board Member nominees has ever been a director or an employee of Nuveen Investments, Inc. ("Nuveen") or any affiliate.

EACH BOARD UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES NAMED BELOW.

BOARD NOMINEES
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS          OTHER
                                                                                           IN FUND      DIRECTOR-
                                                                                           COMPLEX          SHIPS
                            POSITION(S)  TERM OF OFFICE                                   OVERSEEN        HELD BY
NAME, ADDRESS AND           HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION(S)      BY BOARD          BOARD
BIRTH DATE                  FUND         TIME SERVED**       DURING PAST 5 YEARS            MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------
Nominees who are not interested persons of the Funds
-----------------------------------------------------------------------------------------------------------------
Continuing Board Members
-----------------------------------------------------------------------------------------------------------------
William E. Bennett          Board        Term: Annual        Private Investor;                141             N/A
333 West Wacker Drive       Member       (except for         previously President and
Chicago, IL 60606                        California Value)   C.E.O., Draper & Kramer,
(10/16/46)                               California Value:   Inc. (1995-1998). Prior
                                         2005                thereto, Executive Vice
                                         Length of Service:  President and Chief
                                         Since 2003          Credit Officer of First
                                                             Chicago Corporation and
                                                             its principal subsidiary,
                                                             The First National Bank
                                                             of Chicago.

Robert P. Bremner(1)        Board        Term: Annual        Private Investor and             135             N/A
333 West Wacker Drive       Member       (except for         Management Consultant.
Chicago, IL 60606                        California Value)
(8/22/40)                                California Value:
                                         2006
                                         Length of Service:
                                         Since 1996

Lawrence H. Brown(2)        Board        Term: Annual        Retired (August 1989) as         135             N/A
333 West Wacker Drive       Member       (except for         Senior Vice President of
Chicago, IL 60606                        California Value)   The Northern Trust
(7/29/34)                                California Value:   Company; Director of the
                                         2004                United Way of Highland
                                         Length of Service:  Park- Highwood (since
                                         Since 1993          2002).

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS          OTHER
                                                                                           IN FUND      DIRECTOR-
                                                                                           COMPLEX          SHIPS
                            POSITION(S)  TERM OF OFFICE                                   OVERSEEN        HELD BY
NAME, ADDRESS AND           HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION(S)      BY BOARD          BOARD
BIRTH DATE                  FUND         TIME SERVED**       DURING PAST 5 YEARS            MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------

Anne E. Impellizzeri(3)     Board        Term: Annual        Retired; formerly,               135             N/A
333 West Wacker Drive       Member       (except for         Executive Director
Chicago, IL 60606                        California Value)   (1998-2001) of
(1/26/33)                                California Value:   Manitoga/The Russel
                                         2005                Wright Design Center;
                                         Length of Service:  prior thereto, President
                                         Since 1994          and Chief Executive
                                                             Officer of Blanton-Peale
                                                             Institute; prior thereto,
                                                             Vice President,
                                                             Metropolitan Life
                                                             Insurance Co.

Peter R. Sawers(2)          Board        Term: Annual        Adjunct Professor of             135             N/A
333 West Wacker Drive       Member       (except for         Business and Economics,
Chicago, IL 60606                        California Value)   University of Dubuque,
(4/3/33)                                 California Value:   Iowa; formerly (1991-
                                         2004                2000) Adjunct Professor,
                                         Length of Service:  Lake Forest Graduate
                                         Since 1991          School of Management,
                                                             Lake Forest, Illinois;
                                                             Director, Executive
                                                             Service Corps of Chicago;
                                                             prior thereto, Executive
                                                             Director, Towers Perrin
                                                             Australia, a management
                                                             consulting firm;
                                                             Chartered Financial
                                                             Analyst; Certified
                                                             Management Consultant.

William J. Schneider(1)     Board        Term: Annual        Senior Partner and Chief         135             N/A
333 West Wacker Drive       Member       (except for         Operating Officer,
Chicago, IL 60606                        California Value)   Miller- Valentine Group,
(9/24/44)                                California Value:   Vice President,
                                         2006                Miller-Valentine Realty,
                                         Length of Service:  a construction company;
                                         Since 1996          Chair, Miami Valley
                                                             Hospital; Chair, Dayton
                                                             Development Coalition;
                                                             formerly, Member,
                                                             Community Advisory Board,
                                                             National City Bank,
                                                             Dayton, Ohio; and
                                                             Business Advisory
                                                             Council, Cleveland
                                                             Federal Reserve Bank.

Judith M. Stockdale(1)      Board        Term: Annual        Executive Director,              135             N/A
333 West Wacker Drive       Member       (except for         Gaylord and Dorothy
Chicago, IL 60606                        California Value)   Donnelley Foundation
(12/29/47)                               California Value:   (since 1994); prior
                                         2006                thereto, Executive
                                         Length of Service:  Director, Great Lakes
                                         Since 1997          Protection Fund (from
                                                             1990 to 1994).

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS          OTHER
                                         TERM OF OFFICE                                    IN FUND      DIRECTOR-
                                         AND LENGTH OF                                     COMPLEX          SHIPS
                            POSITION(S)  TIME SERVED                                      OVERSEEN        HELD BY
NAME, ADDRESS AND           HELD WITH    ON FUNDS IN         PRINCIPAL OCCUPATION(S)      BY BOARD          BOARD
BIRTH DATE                  FUND         FUND COMPLEX***     DURING PAST 5 YEARS            MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------

New Board Members
--------------------------
Jack B. Evans               Nominee      Term: Annual        President, The                    71        See
333 West Wacker Drive                    Length of Service:  Hall-Perrine Foundation                  Principal
Chicago, IL 60606                        Since 1999          (a private philanthropic                 Occupation
(10/22/48)                                                   corporation); Director,                 description.
                                                             Alliant Energy; Director
                                                             and Vice Chairman United
                                                             Fire & Casualty Company;
                                                             Director, Federal Reserve
                                                             Bank of Chicago;
                                                             previously President and
                                                             Chief Operating Officer,
                                                             SCI Financial Group, Inc.
                                                             (a regional financial
                                                             services firm).

William L. Kissick          Nominee      Term: Annual        Professor Emeritus,               71             N/A
333 West Wacker Drive                    Length of Service:  School of Medicine and
Chicago, IL 60606                        Since 1992          the Wharton School of
(7/29/32)                                                    Management and former
                                                             Chairman, Leonard Davis
                                                             Institute of Health
                                                             Economics, University of
                                                             Pennsylvania; Adjunct
                                                             Professor, Health Policy
                                                             and Management, Yale
                                                             University.

Thomas E. Leafstrand        Nominee      Term: Annual        Retired; previously, Vice         71             N/A
333 West Wacker Drive                    Length of Service:  President in charge of
Chicago, IL 60606                        Since 1992          Municipal Underwriting,
(11/11/31)                                                   Trading, and Dealer Sales
                                                             at The Northern Trust
                                                             Company.

Sheila W. Wellington        Nominee      Term: Annual        President of Catalyst (a          71             N/A
333 West Wacker Drive                    Length of Service:  not-for- profit
Chicago, IL 60606                        Since 1994          organization focusing on
(2/24/32)                                                    women's leadership
                                                             development in business
                                                             and the professions).

BOARD NOMINEES CONTINUED
--------------------------------------------------------------------------------

                                                                                         NUMBER OF
                                                                                        PORTFOLIOS          OTHER
                                                                                           IN FUND      DIRECTOR-
                                                                                           COMPLEX          SHIPS
                            POSITION(S)  TERM OF OFFICE                                   OVERSEEN        HELD BY
NAME, ADDRESS AND           HELD WITH    AND LENGTH OF       PRINCIPAL OCCUPATION(S)      BY BOARD          BOARD
BIRTH DATE                  FUND         TIME SERVED**       DURING PAST 5 YEARS            MEMBER         MEMBER
-----------------------------------------------------------------------------------------------------------------

Nominee who is an interested person of the Funds
-----------------------------------------------------------------------------------------------------------------
Continuing Board Member
-----------------------------------------------------------------------------------------------------------------
*Timothy R.                 Chairman of  Term: Annual        Chairman and Director            141        See
Schwertfeger(2)             the Board    (except for         (since 1996) of Nuveen                   Principal
333 West Wacker Drive       and Board    California Value)   Investments, Inc. and                    Occupation
Chicago, IL 60606           Member       California Value:   Nuveen Investments, LLC;                description.
(3/28/49)                                2004                Director (since 1992) and
                                         Length of Service:  Chairman (since 1996) of
                                         Since 1996          Nuveen Advisory Corp. and
                                                             Nuveen Institutional
                                                             Advisory Corp.; Chairman
                                                             and Director (since 1997)
                                                             of Nuveen Asset
                                                             Management, Inc.;
                                                             Director (since 1996) of
                                                             Institutional Capital
                                                             Corporation; Chairman and
                                                             Director (since 1999) of
                                                             Rittenhouse Asset
                                                             Management, Inc.;
                                                             Chairman of Nuveen
                                                             Investments Advisers Inc.
                                                             (since 2002).

--------------------------------------------------------------------------------
* "Interested person" as defined in the 1940 Act, by reason of being an officer and director of the Fund's Adviser.

** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the NAC board cluster.

*** Length of Service indicates the year in which the individual became a Trustee or Director of a fund in the NIAC board cluster.

(1) Board Members Bremner, Schneider and Stockdale are continuing Class III Board Members of California Value whose current terms will expire at the Annual Meeting and who have been nominated for new terms to expire in 2006.

(2) Board Members Brown, Sawers and Schwertfeger are continuing Class I Board Members of California Value whose terms will expire in 2004.

(3) Board Member Impellizzeri is a continuing Class II Board Member of California Value whose term will expire in 2005.

BENEFICIAL OWNERSHIP

The following table lists the dollar range and number of common shares beneficially owned by each Board Member nominee in each Fund and in all Nuveen funds overseen by the Board Member nominees as of August 31, 2003:

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                       CALIFORNIA   CALIFORNIA    CALIFORNIA    CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES    VALUE      PERFORMANCE   OPPORTUNITY   INVESTMENT     SELECT      QUALITY
----------------------------------------------------------------------------------------------------
Robert P. Bremner          0             0             0            0            0            0
Lawrence H. Brown          0             0             0            0            0            0
Anne E. Impellizzeri       0             0             0            0            0            0
Peter R. Sawers            0             0             0            0            0            0
William J. Schneider       0             0             0            0            0            0
Judith M. Stockdale        0             0             0            0            0            0
Timothy R.
  Schwertfeger             0             0             0            0            0            0
William E. Bennett         0             0             0            0            0            0
Jack B. Evans              0             0             0            0            0            0
William L. Kissick         0             0             0            0            0            0
Thomas E. Leafstrand       0             0             0            0            0            0
Sheila W. Wellington       0             0             0            0            0            0
----------------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                        INSURED       INSURED      CALIFORNIA   CALIFORNIA   CALIFORNIA   CALIFORNIA
BOARD MEMBER NOMINEES  CALIFORNIA   CALIFORNIA 2    PREMIUM      DIVIDEND    DIVIDEND 2   DIVIDEND 3
----------------------------------------------------------------------------------------------------
Robert P. Bremner          0             0             0            0            0            0
Lawrence H. Brown          0             0             0            0            0            0
Anne E. Impellizzeri       0             0             0            0            0            0
Peter R. Sawers            0             0             0            0            0            0
William J. Schneider       0             0             0            0            0            0
Judith M. Stockdale        0             0             0            0            0            0
Timothy R.
  Schwertfeger             0             0             0            0            0            0
William E. Bennett         0             0             0            0            0            0
Jack B. Evans              0             0             0            0            0            0
William L. Kissick         0             0             0            0            0            0
Thomas E. Leafstrand       0             0             0            0            0            0
Sheila W. Wellington       0             0             0            0            0            0
----------------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                          INSURED        INSURED       INSURED     INSURED
                         CALIFORNIA     CALIFORNIA     FLORIDA     FLORIDA     FLORIDA      FLORIDA
BOARD MEMBER NOMINEES     DIVIDEND       TAX-FREE      TAX-FREE    PREMIUM    INVESTMENT    QUALITY
---------------------------------------------------------------------------------------------------
Robert P. Bremner            0              0             0           0           0            0
Lawrence H. Brown            0              0             0           0           0            0
Anne E. Impellizzeri         0              0             0           0           0            0
Peter R. Sawers              0              0             0           0           0            0
William J. Schneider         0              0             0           0           0            0
Judith M. Stockdale          0              0             0           0           0            0
Timothy R.
  Schwertfeger               0              0             0           0           0            0
William E. Bennett           0              0             0           0           0            0
Jack B. Evans                0              0             0           0           0            0
William L. Kissick           0              0             0           0           0            0
Thomas E. Leafstrand         0              0             0           0           0            0
Sheila W. Wellington         0              0             0           0           0            0
---------------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                       NEW JERSEY   NEW JERSEY   NEW JERSEY   NEW JERSEY   PENNSYLVANIA   PENNSYLVANIA
BOARD MEMBER NOMINEES   DIVIDEND    DIVIDEND 2   INVESTMENT    PREMIUM       DIVIDEND      DIVIDEND 2
------------------------------------------------------------------------------------------------------
Robert P. Bremner          0            0            0            0             0              0
Lawrence H. Brown          0            0            0            0             0              0
Anne E. Impellizzeri       0            0            0            0             0              0
Peter R. Sawers            0            0            0            0             0              0
William J. Schneider       0            0            0            0             0              0
Judith M. Stockdale        0            0            0            0             0              0
Timothy R.
  Schwertfeger             0            0            0            0             0              0
William E. Bennett         0            0            0            0             0              0
Jack B. Evans              0            0            0            0             0              0
William L. Kissick         0            0            0            0             0              0
Thomas E. Leafstrand       0            0            0            0             0              0
Sheila W. Wellington       0            0            0            0             0              0
------------------------------------------------------------------------------------------------------

                    DOLLAR RANGE AND NUMBER OF COMMON SHARES
--------------------------------------------------------------------------------

                                                           AGGREGATE DOLLAR RANGE OF EQUITY
                                                             SECURITIES IN ALL REGISTERED
                                                           INVESTMENT COMPANIES OVERSEEN BY
                           PENNSYLVANIA    PENNSYLVANIA    BOARD MEMBER NOMINEES IN FAMILY
 BOARD MEMBER NOMINEES      PREMIUM 2       INVESTMENT        OF INVESTMENT COMPANIES(1)
-------------------------------------------------------------------------------------------
Robert P. Bremner               0               0              $10,001-$50,000
Lawrence H. Brown               0               0               Over $100,000
Anne E. Impellizzeri            0               0               Over $100,000
Peter R. Sawers                 0               0               Over $100,000
William J. Schneider            0               0               Over $100,000
Judith M. Stockdale             0               0              $50,001-$100,000
Timothy R Schwertfeger          0               0               Over $100,000
William E. Bennett              0               0              $50,001-$100,000
Jack B. Evans                   0               0               Over $100,000
William L. Kissick              0               0               Over $100,000
Thomas E. Leafstrand            0               0               Over $100,000
Sheila W. Wellington            0               0               Over $100,000
-------------------------------------------------------------------------------------------

(1) The amounts reflect the aggregate dollar range of equity securities and the number of shares beneficially owned by the Board Member in the Funds and in all Nuveen funds overseen by each Board Member.

As of August 31, 2003, neither the Board Member nominees, nor the Board Member nominees and officers as a group, beneficially owned shares in any Fund. The information as to beneficial ownership is based on statements furnished by each Board Member nominee and officer.

On August 31, 2003, continuing Board Members and executive officers as a group beneficially owned 883,517 common shares of all funds managed by NAC and NIAC (includes deferred units in connection with the Deferred Compensation Plan, as described below, and shares held by the executive officers in Nuveen's 401(k)/profit sharing plan). Each continuing Board Member's individual beneficial shareholdings of each Fund constitute less than 1% of the outstanding shares of each Fund. As of August 31, 2003, the continuing Board Members and executive officers as a group beneficially owned less than 1% of the outstanding common shares of each Fund. As of August 31, 2003, the Board Member nominees and executive officers of the Funds did not own any shares of MuniPreferred. As of September 19, 2003, no shareholder beneficially owned more than 5% of any class of shares of any Fund.

COMPENSATION

The Board Member affiliated with Nuveen and the Adviser serves without any compensation from the Funds. The Independent Board Members are paid an annual retainer and fees and expenses for Board meetings and committee meetings as described above. The annual retainer, fees and expenses are allocated among the funds managed by the Adviser on the basis of relative net asset sizes although Fund management may, in its discretion, establish a minimum amount to be allocated to each Fund. The Boards of certain Nuveen funds (the "Participating Funds") established a Deferred Compensation Plan for Independent Board Members ("Deferred Compensation Plan"). Under the Deferred Compensation Plan, Independent Board Members of the Participating Funds may defer receipt of all, or a portion, of the compensation they earn for their services to the Participating Funds, in lieu of receiving current payments of such compensation. Any deferred amount is treated as though an equivalent dollar amount had been invested in shares of one or more eligible Nuveen funds. Each Independent Board Member, other than Mr. Brown, has elected to defer at least a portion of his or her fees. Each of the Funds, except California Opportunity, California Premium, New Jersey Dividend, New Jersey Dividend 2, Pennsylvania Dividend, Pennsylvania Dividend 2, California Value, Insured California, Insured California Tax-Free and Insured Florida Tax-Free, is a Participating Fund.

The table below shows, for each continuing Board Member (except Mr. Bennett who was appointed to the Board of each Fund on July 29, 2003) who is not affiliated with Nuveen or the Adviser, the aggregate compensation (i) paid by each Fund to each continuing Board Member for its last fiscal year and (ii) paid (including deferred fees) for service on the boards of the Nuveen open-end and closed-end Funds managed by NAC ("NAC Funds") and NIAC ("NIAC Funds") for the calendar year ended 2002. Mr. Schwertfeger, a Board Member who is an interested person of each Fund, does not receive any compensation from a Fund or any Nuveen funds.

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

CONTINUING BOARD       CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA     CALIFORNIA   CALIFORNIA
MEMBERS                  VALUE      PERFORMANCE(1)   OPPORTUNITY   INVESTMENT(1)   SELECT(1)    QUALITY(1)
----------------------------------------------------------------------------------------------------------
Robert P. Bremner         $511          $  788          $386          $  842         $1,412       $1,352
Lawrence H. Brown          520             612           392             654          1,097        1,050
Anne E. Impellizzeri       500           1,773           374           1,898          3,205        3,067
Peter R. Sawers            499           1,823           377           1,948          3,267        3,128
William J. Schneider       505           1,839           381           1,965          3,296        3,156
Judith M. Stockdale        494             851           370             910          1,537        1,471
----------------------------------------------------------------------------------------------------------

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

CONTINUING BOARD        INSURED         INSURED       CALIFORNIA   CALIFORNIA     CALIFORNIA      CALIFORNIA
MEMBERS                CALIFORNIA   CALIFORNIA 2(1)    PREMIUM     DIVIDEND(1)   DIVIDEND 2(1)   DIVIDEND 3(1)
--------------------------------------------------------------------------------------------------------------
Robert P. Bremner         $300          $  741           $255        $1,371         $  851          $1,215
Lawrence H. Brown          305             575            259         1,065            661           1,066
Anne E. Impellizzeri       289           1,666            244         3,111          1,919           2,088
Peter R. Sawers            294           1,714            250         3,169          1,970           2,150
William J. Schneider       297           1,729            252         3,200          1,987           2,172
Judith M. Stockdale        286             799            241         1,492            920           1,303

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

                         INSURED         INSURED        INSURED        INSURED
CONTINUING BOARD       CALIFORNIA       CALIFORNIA      FLORIDA        FLORIDA           FLORIDA          FLORIDA
MEMBERS                DIVIDEND(1)       TAX-FREE       TAX-FREE      PREMIUM(1)      INVESTMENT(1)      QUALITY(1)
-------------------------------------------------------------------------------------------------------------------
Robert P. Bremner        $  806            $144           $ 42          $  830           $  946            $  819
Lawrence H. Brown           706             196             92             646              737               638
Anne E. Impellizzeri      1,378             132             42           1,921            2,189             1,896
Peter R. Sawers           1,430             191            140           1,899            2,164             1,875
William J. Schneider      1,445             142             41           1,917            2,184             1,892
Judith M. Stockdale         859             131             41             959            1,093               947

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

CONTINUING BOARD       NEW JERSEY   NEW JERSEY    NEW JERSEY     NEW JERSEY   PENNSYLVANIA   PENNSYLVANIA
MEMBERS                 DIVIDEND    DIVIDEND 2   INVESTMENT(1)   PREMIUM(1)     DIVIDEND      DIVIDEND 2
---------------------------------------------------------------------------------------------------------
Robert P. Bremner         $268         $188         $1,147         $  688         $141           $158
Lawrence H. Brown          273          196            894            536          144            165
Anne E. Impellizzeri       268          188          2,655          1,592          141            158
Peter R. Sawers            261          200          2,625          1,574          138            168
William J. Schneider       265          186          2,650          1,589          140            156
Judith M. Stockdale        265          186          1,326            795          140            156

                     AGGREGATE COMPENSATION FROM THE FUNDS
--------------------------------------------------------------------------------

                                                                          TOTAL COMPENSATION FROM
           CONTINUING BOARD              PENNSYLVANIA    PENNSYLVANIA      NUVEEN FUNDS PAID TO
               MEMBERS                   PREMIUM 2(1)    INVESTMENT(1)         BOARD MEMBERS
-------------------------------------------------------------------------------------------------
Robert P. Bremner                           $  868          $  924                $77,500
Lawrence H. Brown                              676             720                 82,000
Anne E. Impellizzeri                         2,008           2,138                 77,500
Peter R. Sawers                              1,986           2,114                 79,250
William J. Schneider                         2,004           2,133                 77,500
Judith M. Stockdale                          1,003           1,068                 77,750

(1) Includes deferred fees. Pursuant to the Deferred Compensation Plan for certain of the Funds, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more Participating Funds. Total deferred fees for the Funds (including the return from the assumed investment in the Participating Funds) payable are:

                                 DEFERRED FEES
--------------------------------------------------------------------------------

                                                       CONTINUING BOARD MEMBERS
                                     ------------------------------------------------------------
                                     ROBERT P.     ANNE E.      PETER R.   WILLIAM J.   JUDITH M.
                                      BREMNER    IMPELLIZZERI    SAWERS    SCHNEIDER    STOCKDALE
   ----------------------------------------------------------------------------------------------
   California Dividend                 $167         $1,040       $1,125      $1,130       $212
   California Dividend 2                104            641          699         701        131
   California Dividend 3                 85            510          584         589        145
   Insured California Dividend           57            337          390         393         96
   California Investment                103            634          691         694        130
   California Performance                96            593          646         649        121
   California Quality                   165          1,025        1,109       1,114        209
   California Select                    172          1,071        1,159       1,163        219
   Insured California 2                  90            557          608         610        114
   Florida Investment                   114            742          752         754        199
   Florida Quality                       99            643          651         654        173
   Insured Florida Premium              100            651          660         662        175
   New Jersey Investment                138            900          912         915        242
   New Jersey Premium                    83            540          547         549        145
   Pennsylvania Investment              111            725          734         737        195
   Pennsylvania Premium 2               104            681          690         692        183

Nuveen Investments, Inc. maintains charitable contributions programs to encourage the active support and involvement of individuals in the civic activities of their community. These programs include a matching contributions program and a direct contributions program. The

Independent Board Members of the funds managed by the Adviser are eligible to participate in the charitable contributions program of Nuveen Investments, Inc. Under the matching program, Nuveen Investments, Inc. will match the personal contributions of a Board Member to Section 501(c)(3) organizations up to an aggregate maximum amount of $10,000 during any calendar year. Under its direct (non-matching) program, Nuveen Investments, Inc. makes contributions to qualifying Section 501(c)(3) organizations, as approved by the Corporate Contributions Committee of Nuveen Investments, Inc. The Independent Board Members are also eligible to submit proposals to the committee requesting that contributions be made under this program to Section 501(c)(3) organizations identified by the Board Member, in an aggregate amount not to exceed $5,000 during any calendar year. Any contribution made by Nuveen Investments, Inc. under the direct program is made solely at the discretion of the Corporate Contributions Committee.

COMMITTEES

The Board has five standing committees: the executive committee, the audit committee, the governance committee, the dividend committee and the valuation committee.

Peter R. Sawers and Timothy R. Schwertfeger currently serve as members of the executive committee of the Board of each Fund. The executive committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board; provided that the scope of the powers of the executive committee, unless otherwise specifically authorized by the full Board, are limited to: (i) emergency matters where assembly of the full Board is impracticable (in which case management will take all reasonable steps to quickly notify each individual Board Member of the actions taken by the executive committee) and (ii) matters of an administrative or ministerial nature. The executive committee of each Fund held no meetings during its last fiscal year except Insured California Tax-Free and Insured Florida Tax-Free each held two (2) meetings during the last fiscal year.

Lawrence H. Brown and Timothy R. Schwertfeger are current members of the dividend committee. The dividend committee is authorized to declare distributions on the Funds' shares including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The dividend committee of each of the California Funds held three (3) meetings during its last fiscal year. The dividend committee of each of the Florida Funds, the New Jersey Funds and the Pennsylvania Funds held four (4) meetings, except the Insured Florida Tax-Free Fund held three (3) meetings during its last fiscal year.

Lawrence H. Brown and Judith M. Stockdale are current members of the valuation committee for each Fund. The valuation committee oversees the Fund's Pricing Procedures including, but not limited to, the review and approval of fair value pricing determinations made by Nuveen's Valuation Group. The valuation committee of each Fund held one (1) meeting during its last fiscal year.

Each Fund's Board has an audit committee composed of Independent Board Members who are "independent" as that term is defined in Section 303.01(B)(2)(a) and (3) of the New York Stock Exchange's listing standards or Section 121(a) of the American Stock Exchange's listing standings, as applicable. The audit committee monitors the accounting and reporting policies and practices of the Funds, the quality and integrity of the financial statements of the Funds, compliance by the Funds with legal and regulatory requirements and the independence and performance of the external and internal auditors. The audit committee reviews the work and any recommendations of the Fund's independent auditors. Based on such review, it is authorized to make recommendations to the Board. A copy of the Audit Committee Charter is attached to the proxy statement as Appendix A. The audit committee of each Fund held three (3) meetings during its last fiscal year.

Nomination of those Board Members who are not "interested persons" of each Fund is committed to a governance committee composed of all Board Members who are not "interested persons" of that Fund. It identifies and recommends individuals to be nominated for election as non-interested Board Members. The committee also reviews matters relating to (1) the composition, duties, recruitment, independence and tenure of Board Members, (2) the selection and review of committee assignments, and (3) Board Member education, Board meetings and Board performance. The governance committee of each Fund held one (1) meeting during its last fiscal year. In the event of a vacancy on the Board, the governance committee receives suggestions from various sources as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Vice President for Board Relations, Nuveen Investments Inc., 333 West Wacker Drive, Chicago, IL 60606. The governance committee sets appropriate standards and requirements for nominations for new Board Members and reserves the right to interview all candidates and to make the final selection regarding the nomination of any new Board Member.

The Board of each Fund held four (4) regular quarterly meetings and three (3) special Board meetings during its last fiscal year. During the last fiscal year, each Board Member attended 75% or more of each Fund's Board meetings and the committee meetings (if a member thereof).

THE OFFICERS

The following table sets forth information as of October 1, 2003 with respect to each officer, other than Mr. Schwertfeger, who is a Board Member and is included in the table relating to nominees for the Board. Officers receive no compensation from the Funds. The officers of each Fund are elected by the Board on an annual basis to serve until successors are elected and qualified.

--------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)     TERM OF OFFICE                                    COMPLEX
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       SERVED BY
BIRTHDATE                   FUND            TIME SERVED*        DURING PAST 5 YEARS           OFFICER
--------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman        Chief           Term: Annual        Managing Director (since         141
333 West Wacker Drive       Administrative  Length of Service:  2002), Assistant Secretary
Chicago, IL 60606           Officer         Since 1988          and Associate General
(9/9/56)                                                        Counsel, formerly, Vice
                                                                President of Nuveen
                                                                Investments, LLC; Managing
                                                                Director (since 2002),
                                                                General Counsel and
                                                                Assistant Secretary,
                                                                formerly, Vice President of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.; Managing
                                                                Director (since 2002) and
                                                                Assistant Secretary and
                                                                Associate General Counsel,
                                                                formerly Vice President
                                                                (since 2000) of Nuveen Asset
                                                                Management, Inc.; Assistant
                                                                Secretary of Nuveen
                                                                Investments, Inc. (since
                                                                1994); Assistant Secretary
                                                                of NWQ Investment Management
                                                                Company, LLC. (since 2002);
                                                                Vice President and Assistant
                                                                Secretary of Nuveen
                                                                Investments Advisers Inc.
                                                                (since 2002); Managing
                                                                Director, Associate General
                                                                Counsel and Assistant
                                                                Secretary of Rittenhouse
                                                                Asset Management, Inc.
                                                                (since May 2003); Chartered
                                                                Financial Analyst.

Michael T. Atkinson         Vice President  Term: Annual        Vice President (since 2002),     141
333 West Wacker Drive       and Assistant   Length of Service:  formerly Assistant Vice
Chicago, IL 60606           Secretary       Since 2002          President (from 2000),
(2/3/66)                                                        previously, Associate of
                                                                Nuveen Investments, LLC.

Paul L. Brennan             Vice President  Term: Annual        Vice President (since 2002),     135
333 West Wacker Drive                       Length of Service:  formerly Assistant Vice
Chicago, IL 60606                           Since 1997          President (since 1997) of
(11/10/66)                                                      Nuveen Advisory Corp.;
                                                                Chartered Financial Analyst
                                                                and Certified Public
                                                                Accountant.

--------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)     TERM OF OFFICE                                    COMPLEX
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       SERVED BY
BIRTHDATE                   FUND            TIME SERVED*        DURING PAST 5 YEARS           OFFICER
--------------------------------------------------------------------------------------------------------

Peter H. D'Arrigo           Vice President  Term: Annual        Vice President of Nuveen         141
333 West Wacker Drive       and Treasurer   Length of Service:  Investments, LLC (since
Chicago, IL 60606                           Since 1999          1999); prior thereto,
(11/28/67)                                                      Assistant Vice President
                                                                (from 1997); Vice President
                                                                and Treasurer (since 1999)
                                                                of Nuveen Investments, Inc.;
                                                                Vice President and Treasurer
                                                                (since 1999) of Nuveen
                                                                Advisory Corp. and Nuveen
                                                                Institutional Advisory Corp;
                                                                Vice President and Treasurer
                                                                of Nuveen Asset Management,
                                                                Inc. (since 2002) and of
                                                                Nuveen Investments Advisers
                                                                Inc. (since 2002); Assistant
                                                                Treasurer of NWQ Investments
                                                                Management Company, LLC.
                                                                (since 2002); Chartered
                                                                Financial Analyst.

Susan M. DeSanto            Vice President  Term: Annual        Vice President of Nuveen         141
333 West Wacker Drive                       Length of Service:  Advisory Corp. (since 2001);
Chicago, IL 60606                           Since 2001          previously, Vice President
(9/8/54)                                                        of Van Kampen Investment
                                                                Advisory Corp. (from 1998).

Jessica R. Droeger          Vice President  Term: Annual        Vice President (since 2002)      141
333 West Wacker Drive       and Secretary   Length of Service:  and Assistant General
Chicago, IL 60606                           Since 1998          Counsel (since 1998),
(9/24/64)                                                       formerly Assistant Vice
                                                                President (from 1998) of
                                                                Nuveen Investments, LLC;
                                                                Vice President (since 2002)
                                                                and Assistant Secretary
                                                                (from 1998), formerly
                                                                Assistant Vice President of
                                                                Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.

Lorna C. Ferguson           Vice President  Term: Annual        Vice President of Nuveen         141
333 West Wacker Drive                       Length of Service:  Investments, LLC (since
Chicago, IL 60606                           Since 1998          1998); Vice President (since
(10/24/45)                                                      1998) of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory Corp.

--------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)     TERM OF OFFICE                                    COMPLEX
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       SERVED BY
BIRTHDATE                   FUND            TIME SERVED*        DURING PAST 5 YEARS           OFFICER
--------------------------------------------------------------------------------------------------------

William M. Fitzgerald       Vice President  Term: Annual        Managing Director (since         141
333 West Wacker Drive                       Length of Service:  2001), formerly Vice
Chicago, IL 60606                           Since 1995          President (since 1995) of
(3/2/64)                                                        Nuveen Advisory Corp. and
                                                                Nuveen Institutional
                                                                Advisory Corp.; Managing
                                                                Director of Nuveen Asset
                                                                Management, Inc. (since
                                                                2001); Vice President of
                                                                Nuveen Investments Advisers
                                                                Inc. (since 2002); Chartered
                                                                Financial Analyst.

Stephen D. Foy              Vice President  Term: Annual        Vice President (since 1993)      141
333 West Wacker Drive       and Controller  Length of Service:  and Funds Controller (since
Chicago, IL 60606                           Since 1993          1998) of Nuveen Investment,
(5/31/54)                                                       LLC; Vice President and
                                                                Funds Controller (since
                                                                1998) of Nuveen Investments,
                                                                Inc.; Certified Public
                                                                Accountant.

J. Thomas Futrell           Vice President  Term: Annual        Vice President of Nuveen         135
333 West Wacker Drive                       Length of Service:  Advisory Corp.; Chartered
Chicago, IL 60606                           Since 1992          Financial Analyst.
(7/5/55)

Richard A. Huber            Vice President  Term: Annual        Vice President of Nuveen         135
333 West Wacker Drive                       Length of Service:  Institutional Advisory Corp.
Chicago, IL 60606                           Since 1997          (since 1998) and Nuveen
(3/26/63)                                                       Advisory Corp. (since 1997).

Steven J. Krupa             Vice President  Term: Annual        Vice President of Nuveen         135
333 West Wacker Drive                       Length of Service:  Advisory Corp.
Chicago, IL 60606                           Since 1990
(8/21/57)

David J. Lamb               Vice President  Term: Annual        Vice President of Nuveen         141
333 West Wacker Drive                       Length of Service:  Investments, LLC (since
Chicago, IL 60606                           Since 2000          2000); prior thereto,
(3/22/63)                                                       Assistant Vice President
                                                                (from 1999); formerly
                                                                Associate of Nuveen
                                                                Investments, LLC; Certified
                                                                Public Accountant.

Tina M. Lazar               Vice President  Term: Annual        Vice President of Nuveen         141
333 West Wacker Drive                       Length of Service:  Investments, LLC (since
Chicago, IL 60606                           Since 2002          1999); prior thereto,
(8/27/61)                                                       Assistant Vice President
                                                                (since 1993) of Nuveen
                                                                Investments, LLC.

--------------------------------------------------------------------------------------------------------
                                                                                              NUMBER OF
                                                                                              PORTFOLIOS
                                                                                              IN FUND
                            POSITION(S)     TERM OF OFFICE                                    COMPLEX
NAME, ADDRESS AND           HELD WITH       AND LENGTH OF       PRINCIPAL OCCUPATION(S)       SERVED BY
BIRTHDATE                   FUND            TIME SERVED*        DURING PAST 5 YEARS           OFFICER
--------------------------------------------------------------------------------------------------------

Larry W. Martin             Vice President  Term: Annual        Vice President, Assistant        141
333 West Wacker Drive       and Assistant   Length of Service:  Secretary and Assistant
Chicago, IL 60606           Secretary       Since 1988          General Counsel of Nuveen
(7/27/51)                                                       Investments, LLC; Vice
                                                                President and Assistant
                                                                Secretary of Nuveen Advisory
                                                                Corp. and Nuveen
                                                                Institutional Advisory
                                                                Corp.; Assistant Secretary
                                                                of Nuveen Investments, Inc.;
                                                                Assistant Secretary of
                                                                Nuveen Asset Management,
                                                                Inc. (since 1997); Vice
                                                                President (since 2000),
                                                                Assistant Secretary and
                                                                Assistant General Counsel
                                                                (since 1998) of Rittenhouse
                                                                Asset Management, Inc.; Vice
                                                                President and Assistant
                                                                Secretary of Nuveen
                                                                Investments Advisers Inc.
                                                                (since 2002); Assistant
                                                                Secretary of NWQ Investment
                                                                Management Company, LLC
                                                                (since 2002).

John V. Miller              Vice President  Term: Annual        Vice President (since 2003),     135
333 West Wacker Drive                       Length of Service:  previously, credit analyst
Chicago, IL 60606                           Since 2003          (1996) of Nuveen Advisory
(4/10/67)                                                       Corp.; Chartered Financial
                                                                Analyst.

Edward F. Neild, IV         Vice President  Term: Annual        Managing Director (since         141
333 West Wacker Drive                       Length of Service:  2002), formerly, Vice
Chicago, IL 60606                           Since 1996          President (from 1996) of
(7/7/65)                                                        Nuveen Institutional
                                                                Advisory Corp. and Nuveen
                                                                Advisory Corp.; Managing
                                                                Director of Nuveen Asset
                                                                Management, Inc. (since
                                                                1999); Chartered Financial
                                                                Analyst.

Thomas J. O'Shaughnessy     Vice President  Term: Annual        Vice President (since 2002),     135
333 West Wacker Drive                       Length of Service:  previously, Assistant Vice
Chicago, IL 60606                           Since 1998          President (1998) of Nuveen
(9/4/60)                                                        Advisory Corp.

Thomas C. Spalding          Vice President  Term: Annual        Vice President of Nuveen         135
333 West Wacker Drive                       Length of Service:  Advisory Corp. and Nuveen
Chicago, IL 60606                           Since 1987          Institutional Advisory
(7/31/51)                                                       Corp.; Chartered Financial
                                                                Analyst.

--------------------------------------------------------------------------------
* Length of Service indicates the year the individual became an officer of a fund in the Nuveen fund complex.

AUDIT COMMITTEE REPORT

The audit committee of the Board is responsible for assisting the Board in monitoring (1) the accounting and reporting policies and procedures of the Funds, (2) the quality and integrity of the Fund's financial statements, (3) each Fund's compliance with regulatory requirements, and (4) the independence and performance of the Fund's independent and internal auditors. Among other responsibilities, the committee reviews, in its oversight capacity, each Fund's annual financial statements with both management and the independent auditors and the committee meets periodically with the independent and internal auditors to consider their evaluation of the Fund's financial and internal controls. The committee also selects, retains, evaluates and replaces each Fund's independent auditors and determines their compensation, subject to ratification of the Board, if required. The committee is currently composed of seven Board Members and operates under a written charter adopted and approved by the Board, a copy of which is attached as Appendix A. Each committee member is independent as defined by New York Stock Exchange and American Stock Exchange listing standards, as applicable.

The committee, in discharging its duties, has met with and held discussions with management and each Fund's independent and internal auditors. The committee has reviewed and discussed the audited financial statements with management. Management has represented to the independent auditors that each Fund's financial statements were prepared in accordance with generally accepted accounting principles. The committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Each Fund's independent auditors provided to the committee the written disclosure required by Independent Standards Board Standard No. 1 (Independent Discussions with Audit Committees), and the committee discussed with representatives of the independent auditors their firm's independence. As provided in the Audit Committee Charter, it is not the committee's responsibility to determine, and the considerations and discussions referenced above do not ensure, that each Fund's financial statements are complete and accurate and presented in accordance with generally accepted accounting principles.

Based on the committee's review and discussions with management and the independent auditors, the representations of management and the report of the independent auditors to the committee, the committee has recommended that the Board include the audited financial statements in each Fund's Annual Report.

The members of the committee are:

William E. Bennett*
Lawrence H. Brown
Peter R. Sawers
Judith M. Stockdale
Robert P. Bremner
Anne E. Impellizzeri
William J. Schneider

* Mr. Bennett was appointed to the Board and the audit committee of the NAC Funds on July 29, 2003.

AUDIT AND RELATED FEES

AUDIT FEES. The aggregate fees billed by Ernst & Young LLP for professional services for the audit of each Fund's financial statements for its most recently completed fiscal year were as follows:

-----------------------------------------------------------------------------------------
                                                  FINANCIAL INFORMATION
                                   AUDIT           SYSTEMS DESIGN AND           ALL OTHER
             FUND                  FEES            IMPLEMENTATION FEES            FEES
-----------------------------------------------------------------------------------------
California Value                  $ 9,888                  $0                    $  400
California Performance             10,772                   0                     2,760
California Opportunity              8,671                   0                     2,738
California Investment              11,167                   0                     2,764
California Select                  15,395                   0                     2,808
California Quality                 14,916                   0                     2,803
Insured California                  7,838                   0                     2,729
Insured California 2               10,426                   0                     2,756
California Premium                  7,402                   0                     2,725
California Dividend                15,085                   0                     2,805
California Dividend 2              11,216                   0                     2,764
California Dividend 3              15,042                   0                     2,804
Insured California Dividend        11,633                   0                     2,769
Insured California Tax-Free        10,500                   0                     1,521
Insured Florida Tax-Free            8,400                   0                     1,514
Insured Florida Premium            11,506                   0                     2,768
Florida Investment                 12,372                   0                     2,776
Florida Quality                    11,396                   0                     2,766
New Jersey Dividend                 7,784                   0                     2,729
New Jersey Dividend 2               6,957                   0                     2,720
New Jersey Investment              13,937                   0                     2,793
New Jersey Premium                 10,390                   0                     2,756
Pennsylvania Dividend               6,479                   0                     2,715
Pennsylvania Dividend 2             6,653                   0                     2,717
Pennsylvania Premium 2             11,804                   0                     2,771
Pennsylvania Investment            12,254                   0                     2,775
-----------------------------------------------------------------------------------------

ALL NON-AUDIT FEES. The audit committee has generally considered whether the receipt of non-audit fees by Ernst & Young LLP from the Fund is compatible with maintaining Ernst & Young LLP's independence.

APPOINTMENT OF INDEPENDENT AUDITORS

Each Board has appointed Ernst & Young LLP, independent public accountants, as independent auditors to audit the books and records of each Fund for its fiscal year. A representative of Ernst & Young LLP will be present at the meeting to make a statement, if such representative so desires, and to respond to shareholders' questions. Ernst & Young LLP has informed each Fund that it has no direct or indirect material financial interest in the Fund, Nuveen, the Adviser or any other investment company sponsored by Nuveen.

SECTION 16(A) BENEFICIAL INTEREST REPORTING COMPLIANCE

Section 30(h) of the 1940 Act and Section 16(a) of the Securities Exchange Act of 1934, as amended (the "1934 Act"), require Board Members and officers, the investment adviser, affiliated persons of the investment adviser and persons who own more than 10% of a registered class of the Funds' equity securities to file forms reporting their affiliation with that Fund and reports of ownership and changes in ownership of that Fund's shares with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange or American Stock Exchange, as applicable. These persons and entities are required by SEC regulation to furnish the Funds with copies of all Section 16(a) forms they file. Based on a review of these forms furnished to each Fund, each Fund believes that the Fund's Board Members and officers, investment adviser and affiliated persons of the investment adviser have complied with all applicable
Section 16(a) filing requirements during its last fiscal year except that with respect to New Jersey Dividend, New Jersey Dividend 2, Pennsylvania Dividend, Pennsylvania Dividend 2, California Dividend 3 and Insured California Dividend a late filing was made on Form 3 on behalf of NAC. To the knowledge of management of the Funds, no shareholder of a Fund owns more than 10% of a registered class of a Fund's equity securities.

INFORMATION ABOUT THE ADVISER

The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as investment adviser and manager for each Fund. The Adviser is a wholly owned subsidiary of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Investments, Inc., is approximately 79% owned by The St. Paul Companies, Inc. ("St. Paul"). St. Paul is located at 385 Washington Street, St. Paul, Minnesota 55102, and is principally engaged in providing property-liability insurance through subsidiaries.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Annual Meeting of shareholders of any of the Funds to be held in 2004, a shareholder proposal submitted pursuant to Rule 14a-8 of the 1934 Act must be received at the offices of that Fund, 333 West Wacker Drive, Chicago, Illinois 60606, not later than June 23, 2004. A shareholder wishing to provide notice in the manner prescribed by Rule 14a-4(c)(1) of a proposal submitted outside of the process of Rule 14a-8 must submit such written notice to the Fund not later than September 6, 2004. Timely submission of a proposal does not mean that such proposal will be included in a proxy statement.

EXPENSES OF PROXY SOLICITATION

The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement will be paid by the Funds pro rata based on the number of shareholder accounts. All other costs in connection with the solicitation of proxies, will also be paid by the Funds pro rata based on the number of shareholder accounts. Additional solicitation may be made by letter, telephone or telegraph by officers or employees of Nuveen or the Adviser, or by dealers and their representatives.

FISCAL YEAR

The last fiscal year end for each Fund except the California Funds was June 30, 2003. The last fiscal year end for the California Funds was August 31, 2003.

ANNUAL REPORT DELIVERY

Annual reports were sent to shareholders of record of each Fund following each Fund's fiscal year end. Each Fund will furnish, without charge, a copy of its annual report and/or semi-annual report as available upon request. Such written or oral requests should be directed to such Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling 1-800-257-8787.

Please note that only one annual report or proxy statement may be delivered to two or more shareholders of a Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of an annual report or proxy statement, or for instructions as to how to request a separate copy of such documents or as to how to request a single copy if multiple copies of such documents are received, shareholders should contact the applicable Fund at the address and phone number set forth above.

GENERAL

Management does not intend to present and does not have reason to believe that any other items of business will be presented at any Annual Meeting. However, if other matters are properly presented to the Annual Meeting for a vote, the proxies will be voted by the persons acting under the proxies upon such matters in accordance with their judgment of the best interests of the Fund.

A list of shareholders entitled to be present and to vote at each Annual Meeting will be available at the offices of the Funds, 333 West Wacker Drive, Chicago, Illinois, for inspection by any shareholder during regular business hours beginning ten days prior to the date of that Annual Meeting.

Failure of a quorum to be present at any Annual Meeting will necessitate adjournment and will subject that Fund to additional expense. The persons named in the enclosed proxy may also move for an adjournment of any Annual Meeting to permit further solicitation of proxies with respect to the proposal if they determine that adjournment and further solicitation is reasonable and in the best interests of the shareholders. Under each Fund's By-Laws, an adjournment of a meeting requires the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting.

IF YOU CANNOT BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO FILL IN, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Jessica R. Droeger
Vice President and Secretary

October 21, 2003

                                                                      APPENDIX A
                     NUVEEN MANAGEMENT INVESTMENT COMPANIES
                            AUDIT COMMITTEES CHARTER

                               Revised May, 2003

ORGANIZATION AND MEMBERSHIP

There shall be a committee of each Board of Directors/Trustees of the Nuveen Management Investment Companies (the "Funds") to be known as the Audit Committee. The Audit Committee shall be composed of at least three Directors/Trustees. Audit Committee members shall be independent of the Funds and free of any relationship that, in the opinion of the Directors/Trustees, would interfere with their exercise of independent judgment as a Committee member. In particular, each member must meet the independence and experience requirements of the New York Stock Exchange, Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Securities and Exchange Commission (the "Commission"). Each such member of the Audit Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements. At least one such member shall have accounting or related financial management expertise, in each case as determined by the Directors/Trustees, exercising their business judgment (this person may also be the Committee's "financial expert"). The Board shall appoint the members of the Audit Committee, on the recommendation of the Governance Committee.

STATEMENT OF POLICY

The Audit Committee shall assist the Board in monitoring (1) the accounting and reporting policies and practices of the Management Investment Companies (hereafter referred to as "Funds" or individually "Fund"), (2) the quality and integrity of the financial statements of the Funds, (3) the Funds' compliance with legal and regulatory requirements and (4) the independent auditors' qualifications and independence, and the performance of the internal audit function and independent auditors. In doing so, the Audit Committee shall seek to maintain free and open means of communication among the Directors/Trustees, the independent auditors, the internal auditors and the management of Nuveen. The Audit Committee shall meet periodically with Nuveen management, the Funds' internal auditor, and the Funds' independent auditors, in separate executive sessions.

The Audit Committee shall have the authority and resources in its discretion to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of Nuveen Investments, Inc. (or its affiliates) or the Funds' independent auditors or outside counsel to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Funds' independent auditors and internal auditors shall have unrestricted accessibility at any time to Committee members.

RESPONSIBILITIES

Fund management has the primary responsibility to establish and maintain systems for accounting, reporting and internal control.

The independent auditors have the primary responsibility to plan and implement an audit, with proper consideration given to the accounting, reporting and internal controls. The independent auditors are ultimately accountable to the Board and Audit Committee. It is the ultimate responsibility of the Audit Committee to select, retain, evaluate and replace the independent auditors and to determine their compensation, subject to ratification of the Board, if required.

In carrying out its responsibilities the Audit Committee believes its policies and procedures should remain flexible, in order to react to changing conditions and requirements applicable to the Funds.

The Audit Committee is responsible for the following:

     Fund Financial Statements:

        1. Reviewing the annual audited financial statements with Fund management and the independent auditors including major issues regarding accounting and auditing principles and practices, and the Funds' disclosures in its periodic reports under "Management's Discussion and Analysis."

        2. Requiring the independent auditors to deliver to the Chairman of the Committee a timely report on any issues relating to the significant accounting policies, management judgments and accounting estimates or other matters that would need to be communicated under Statement on Auditing Standards (SAS) No. 90, Audit Committee Communications (which amended SAS No. 61, Communication with Audit Committees), that arise during the auditors' review of the Funds' financial statements, which information the Chairman shall further communicate to the other members of the Committee, as deemed necessary or appropriate in the Chairman's judgment.

        3. Discussing with management the Funds' press releases regarding dividends, as well as financial information and guidance provided to analysts and rating agencies. This discussion may be done generally, consisting of discussing the types of information to be disclosed and the types of presentations to be made. The Chairman of the Audit Committee shall be authorized to have these discussions with management on behalf of the Audit Committee.

        4. Discussing with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Funds' financial statements, including any significant changes in the Funds' selection or application of accounting principles and any major issues as to the adequacy of the Funds' internal controls and any special audit steps adopted in light of control deficiencies.

        5. Discussing with management and the independent auditors the effect of regulatory and accounting initiatives on the Funds' financial statements.

        6. Reviewing and discussing reports from the independent auditors regarding (a) all critical accounting policies and practices to be used; (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative treatments and disclosures, and the treatment preferred by the independent auditors; and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

        7. Discussing with management the Funds' major financial risk exposures and the steps management has taken to monitor and control these exposures, including the Funds' risk assessment and risk management policies.

        8. Reviewing disclosures made to the Audit Committee by the Funds' principal executive officer and principal financial officer during their certification process for the Funds' periodic reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Funds' internal controls.

     With respect to the independent auditors:

        1. Appointing or replacing the independent auditors, subject, if applicable, only to Board and shareholder ratification; and compensating and overseeing the work of the independent auditor (including the resolution of disagreements between management and the independent auditor regarding financial reporting), who shall report directly to the Audit Committee, for the purpose of preparing or issuing an audit report or related work.

        2. Meeting with the independent auditors and Fund management to review the scope, fees, audit plans and staffing for the audit, for the current year. At the conclusion of the audit, reviewing such audit results, including the independent auditors' evaluation of the Funds' financial and internal controls, any comments or recommendations of the independent auditors, any audit problems or difficulties and management's response, any significant changes required from the originally planned audit programs and any adjustments to such statements recommended by the auditors.

        3. Pre-approving all audit services and permitted non-audit services (including the fees and terms thereof) to be performed for the Funds by their independent auditors, subject to the de minimis exceptions for non-audit services described in Section 10A of the Exchange Act that the Audit Committee approves prior to the completion of the audit. The Chairman of the Audit Committee shall be authorized to give pre-approvals of such non-audit services on behalf of the Audit Committee.

        4. Obtaining and reviewing a report from the independent auditors at least annually (including a formal written statement delineating all relationships between the auditors and the Funds) regarding (a) the independent auditor's internal quality-control procedures; (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by an inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm; (c) any steps taken to deal with any such issues; and (d) all relationships between the independent auditor and the Funds and their affiliates; and evaluating the qualifications, performance and independence of the independent auditor, including their membership in the SEC practice section of the AICPA and their compliance with all applicable requirements for independence and peer review, and a review and evaluation of the lead partner, taking into account the opinions of management and the internal auditors, and discussing such reports with the independent auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

        5. Reviewing any reports from the independent auditors mandated by
           Section 10A(b) of the Exchange Act regarding any illegal act detected by the independent auditor (whether or not perceived to have a material effect on the Funds' financial statements) and obtaining from the independent auditors any information about illegal acts in accordance with Section 10A(b).

        6. Ensuring the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law, and further considering the rotation of the independent auditor firm itself.

        7. Recommending to the Board of Directors policies for the Funds' or the Adviser's hiring of employees or former employees of the independent auditor who participated in the audit of the Funds.

     With respect to any internal auditor:

        1. Reviewing the internal audit function as it relates to the Funds including the proposed programs for the coming year. It is not the obligation or responsibility of the Audit Committee to confirm the independence of any Nuveen internal auditors performing services relating to the Funds or to approve any termination or replacement of the Nuveen Manager of Internal Audit.

        2. Receiving a summary of findings from any completed internal audits pertaining to the Funds and a progress report on the proposed internal audit plan for the Funds, with explanations for significant deviations from the original plan.

     Other responsibilities:

         1. Reviewing with the Funds' and the Adviser's counsel legal matters that may have a material impact on the Fund's financial statements or compliance policies.

         2. Receiving and reviewing periodic or special reports issued on exposure/controls, irregularities and control failures related to the Funds.

         3. Reviewing with the independent auditors, with any internal auditor and with Fund management, the adequacy and effectiveness of the accounting and financial controls of the Funds, and eliciting any recommendations for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose payments, transactions or procedures that might be deemed illegal or otherwise improper.

         4. Reviewing the reports of examinations by regulatory authorities.

         5. Discussing with management and the independent auditor any correspondence with regulators or governmental agencies that raises material issues regarding the Funds' financial statements or accounting policies.

         6. Obtaining reports from management with respect to the Funds' policies and procedures regarding compliance with applicable laws and regulations.

         7. Reporting to the Directors/Trustees on the results of the activities of the Committee.

         8. Performing any special reviews, investigations or oversight responsibilities requested by the Directors/Trustees.

         9. Preparing any report required by the rules of the SEC to be included in a proxy statement for a fund.

        10. Reviewing and reassessing annually the adequacy of this charter and recommending to the Board of Directors/Trustees approval of any proposed changes deemed necessary or advisable by the Committee.

Although the Audit Committee shall have the authority and responsibilities set forth in this Charter, it is not the responsibility of the Audit Committee to plan or conduct audits or to determine that the Funds' financial statements are complete and accurate and are in accordance with generally accepted accounting principles. That is the responsibility of management and the independent auditors. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditors or to ensure compliance with laws and regulations.

                           [NUVEEN INVESTMENTS LOGO]

Nuveen Investments
333 West Wacker Drive
Chicago, IL 60606-1286
(800) 257-8787
www.nuveen.com                                                          NCA 1103

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago
www.nuveen.com

                              NAC Closed-End Funds
                               [Insert Fund Name]
               Municipal Auction Rate Cumulative Preferred Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                   [FUND NAME]
           FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2003.

The Annual Meeting of shareholders will be held Monday, November 17, 2003 at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 17, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                        Date:
                                             ----------------------------------
                                        SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                        ON LEFT. (Please sign in Box)

                                        ---------------------------------------


                                        ---------------------------------------

                                        NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                        IT APPEARS ON THIS PROXY. IF SHARES ARE
                                        HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                        PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                        AN ESTATE, TRUST OR CORPORATION, PLEASE
                                        STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.  [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       Timothy R. Schwertfeger      (07)     Judith M. Stockdale           FOR NOMINEES         WITHHOLD
(02)       William J. Schneider         (08)     William E. Bennett           listed at left        AUTHORITY
(03)       Robert P. Bremner            (09)     Jack B. Evans              (except as marked    to vote for all
(04)       Lawrence H. Brown            (10)     William L. Kissick          to the contrary)    nominees listed
(05)       Anne E. Impellizzeri         (11)     Thomas E. Leafstrand              [ ]               at left
(06)       Peter R. Sawers              (12)     Sheila W. Wellington                                  [ ]

(INSTRUCTION: To withhold authority to vote for any individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)

-----------------------------------------------------------------

                                 (NUVEEN LOGO)

                               NUVEEN INVESTMENTS

Nuveen Investments
333 West Wacker Dr.
Chicago
www.nuveen.com

                              NAC Closed-End Funds
                               [Insert Fund Name]
                                  Common Shares

                         3 EASY WAYS TO VOTE YOUR PROXY

1. Automated Touch Tone Voting: Call toll-free 1-800-690-6903 and use the control number shown.

2. On the internet at www.proxyweb.com, enter the control number shown and follow the simple instructions.

3. Sign, Date and Return this proxy card using the enclosed postage-paid envelope, to Proxy Tabulator, PO Box 9122, Hingham, MA 02043.

                  **** CONTROL NUMBER: 999 999 999 999 98 ****

                     THIS PROXY IS SOLICITED BY THE BOARD OF
                                   [FUND NAME]
            FOR AN ANNUAL MEETING OF SHAREHOLDERS, NOVEMBER 17, 2003.

The Annual Meeting of shareholders will be held Monday, November 17, 2003 at 10:00 a.m. Central Time, in the 31st floor conference room of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois. At this meeting, you will be asked to vote on the proposal described in the proxy statement attached. The undersigned hereby appoints Timothy R. Schwertfeger, Jessica R. Droeger and Gifford R. Zimmerman, and each of them, with full power of substitution, proxies for the undersigned, to represent and vote the shares of the undersigned at the Annual Meeting of shareholders to be held on November 17, 2003 or any adjournment or adjournments thereof.

WHETHER OR NOT YOU PLAN TO JOIN US AT THE MEETING, PLEASE COMPLETE, DATE AND SIGN YOUR PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE SO THAT YOUR VOTE WILL BE COUNTED. AS AN ALTERNATIVE, PLEASE CONSIDER VOTING BY TELEPHONE (800) 690-6903 OR OVER THE INTERNET (www.proxyweb.com).

                                         Date:
                                              ---------------------------------
                                         SIGN HERE EXACTLY AS NAME(S) APPEAR(S)
                                         ON LEFT. (Please sign in Box)

                                         ---------------------------------------


                                         ---------------------------------------

                                         NOTE: PLEASE SIGN YOUR NAME EXACTLY AS
                                         IT APPEARS ON THIS PROXY. IF SHARES ARE
                                         HELD JOINTLY, EACH HOLDER MUST SIGN THE
                                         PROXY, IF YOU ARE SIGNING ON BEHALF OF
                                         AN ESTATE, TRUST OR CORPORATION, PLEASE
                                         STATE YOUR TITLE OR CAPACITY.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting.

PROPERLY EXECUTED PROXIES WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, SUCH SHARES WILL BE VOTED "FOR" THE ELECTION OF NOMINEES TO THE BOARD.

Please fill in box(es) as shown using black or blue ink or number 2 pencil. [X]

PLEASE DO NOT USE FINE POINT PENS.

1.         Election of Board Members:

(01)       William E. Bennett           (06)     William L. Kissick            FOR NOMINEES         WITHHOLD
(02)       Robert P. Bremner            (07)     Thomas E. Leafstrand         listed at left        AUTHORITY
(03)       Lawrence H. Brown            (08)     Peter R. Sawers            (except as marked    to vote for all
(04)       Jack B. Evans                (09)     Judith M. Stockdale         to the contrary)    nominees listed
(05)       Anne E. Impellizzeri         (10)     Sheila W. Wellington              [ ]               at left
                                                                                                       [ ]


(INSTRUCTION:  To withhold authority to vote for any
individual Nominee(s), write the number(s) of the nominee(s) on the line provided below.)
-------------------------------------------------------------------